Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.
Exhibit 10.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	3
2. AMENDMENT/MODIFICATION NO. P00020	3. EFFECTIVE DATE 05/02/2020	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201200004I
10B. DATED (SEE ITEM 13)
CODE 1410445	FACILITY CODE		06/15/2012
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or

(c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES.
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to align the language of Section B.2.4 section of the contract with the requirements of FAF 16.505.

See attached.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print). Sean M. Kirk EVP, Manufacturing and Tech Ops		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**]
15B. CONTRACTOR/OFFEROR /s/ sean m kirk (Signature of person authorized to sign)	15C. DATE SIGNED 5/26/20	16B. UNITED STATES OF AMERICA [**] -S (Signature of Contracting Officer)	16C. DATE SIGNED
Previous edition unusable    STANDARD FORM 30 (Rev. 11/2016)
Prescribed by GSA     FAR (48 CFR) 53.243

On the effective date of this modification, Contract Number HHSO100201200004I is modified as follows:

Paragraph B.2.4 Fair Opportunity Ordering (for Core Services, Warm Base Vaccine Production, and Pandemic Influenza Vaccine Production) is superseded by the following:

B.2.4 Fair Opportunity Ordering (for Core Services, Warm Base Vaccine Production, and Pandemic Influenza Vaccine Production)
In accordance with FAR 16.505, Ordering, the following procedures will be used to issue orders under the contract:
All work under this contract will be ordered through the issuance of written “Task Order(s)” and “Delivery Order(s)” on an Optional Form 347 executed by the Contracting Officer. The Contracting Officer is the only individual authorized to issue orders under this contract. The Contractor shall only commence work upon receipt of a properly awarded written order executed by the Contracting Officer.
For orders exceeding $3,500 (see FAR 16.505(b)(1)(i)), the Government will provide each awardee a fair opportunity to be considered for task order award unless an exception exists (see FAR 16.505(b)(2)) and is justified in writing and approved (see FAR 16.505(b)(2)(ii)).
Unless an exception to the fair opportunity process exists (see FAR 16.505(b)(i)) and the exception is justified in writing and approved (see FAR 16.505)(b)(2)(ii)), for orders exceeding the simplified acquisition threshold (see FAR 16.505(b)(1)(iii)), the Government will (A) provide a fair notice of the intent to make a purchase, including a clear description of the supplies to be delivered or the services to be performed and the basis upon which the selection will be made to all contractors offering the required supplies or services under the multiple-award contract; and (B) Afford all contractors responding to the notice a fair opportunity to submit an offeror and have that offer fairly considered.
Unless an exception to the fair opportunity process exists (see FAR 16.505(b)(i)) and the exception is justified in writing and approved (see FAR 16.505)(b)(2)(ii)), for orders over $5.5 million (see FAR 16.505(b)(1)(iii)), the requirement to provide all awardees a fair opportunity to be considered for each order shall include, at a minimum— (A) A notice of the task or delivery order that includes a clear statement of the agency’s requirements; (B) A reasonable response period; (D) Disclosure of the significant factors and sub-factors, including cost or price, that the agency expects to consider in evaluating proposals, and their relative importance; (D) Where award is made on a best value basis, a written statement documenting the basis for award and the relative importance of quality and price or cost factors; and (E) An opportunity for a post-award debriefing in accordance with paragraph (b)(4) of this section.
Fair opportunity to be considered for each order will be accomplished by the Contracting Officer issuing a Task/Delivery Order Request (T/DOR) to establish an adequate basis for fair opportunity consideration of placement of that order. The Contracting Officer may issue T/DOR to fewer than all contract-holders. However, this will only occur if the other contract-holders have not obtained the proper validation for their facility. AT/DOR will be issued either in a written format that either has been executed by the Contacting Officer or set via electronic mail directly from the Contracting Officer. A review pursuant to this subparagraph will be deemed adequate for fair opportunity consideration.
Fair opportunity is not required if an exception to the fair opportunity process exists (see FAR 16.505(b)(2)(i)) and the exception is justified in writing and approved (see FAR 16.505(b)(2)(ii)).
A T/DOR may provide a Statement of Objectives or Statement of Work, order-specific factors to be used in the selection decision, reporting requirements, deliverables and delivery schedule, and any special instructions or terms applicable to the order. Selection factors for award will be specific for each individual order.
A T/DOR will request a written proposal to be prepared and submitted by the contract-holder to the Contracting Officer. The Contracting Officer will use the T/DOR proposal as one basis, or the sole basis, for the order placement decision. The T/DOR will set forth the specific requirements or objectives for the proposal. Information that may be requested includes, but is not limited to, an approach to perform the work, technical and managerial resources, and schedule for performance identifying major milestones, conflict-of-interest certification, and price/cost itemized by price/cost elements. Unless otherwise specified in a T/DOR, a contract holder shall prepare and deliver a proposal within the timeframe stipulated in the T/DOR in order to receive consideration.
Orders placed hereunder will be executed on an OF347 and will, at a minimum, contain the following information:
Date of order
Contract number and order number
Description of services, contract item number(s) and description, quantity, and price
Delivery or performance schedule
Place of delivery or performance (including consignee)
Any packaging, packing, and shipping instructions
Accounting and appropriation data
Delegation of a Task/Delivery Order COR, if applicable

Ombudsman: the name, address, telephone number, facsimile number, an e-mail address of the agency task and delivery order ombudsman is available upon request to the Contracting Officer.